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                                  EXHIBIT (14)

                               POWERS OF ATTORNEY

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                SEPARATE ACCOUNTS

Know all men by these presents that Kevin Bachmann, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Western Reserve Life Assurance Co. of Ohio, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                              /s/ Kevin Bachmann
                                              ----------------------------------
                                              Kevin Bachmann
                                              Director
                                              Western Reserve Life Assurance Co.
                                              of Ohio

         8/15/03
Date

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                SEPARATE ACCOUNTS

Know all men by these presents that Mike Kirby, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Western Reserve Life Assurance Co. of Ohio, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                              /s/ Mike Kirby
                                              ----------------------------------
                                              Mike Kirby
                                              Director
                                              Western Reserve Life Assurance Co.
                                              of Ohio

         8/15/03
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                SEPARATE ACCOUNTS

Know all men by these presents that Paul Reaburn, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Western Reserve Life Assurance Co. of Ohio, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                              /s/ Paul Reaburn
                                              ----------------------------------
                                              Paul Reaburn
                                              Director
                                              Western Reserve Life Assurance Co.
                                              of Ohio

         8/15/03
Date

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                SEPARATE ACCOUNTS

Know all men by these presents that Jerome C. Vahl, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Western Reserve Life Assurance Co. of Ohio, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                              /s/ Jerome C. Vahl
                                              ----------------------------------
                                              Jerome C. Vahl
                                              Director
                                              Western Reserve Life Assurance Co.
                                              of Ohio

         8/15/03
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                SEPARATE ACCOUNTS

Know all men by these presents that Alan M. Yaeger, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Western Reserve Life Assurance Co. of Ohio, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                              /s/ Alan M. Yaeger
                                              ----------------------------------
                                              Alan M. Yaeger
                                              Executive Vice President
                                              Western Reserve Life Assurance Co.
                                              of Ohio

         8/15/03
Date

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                SEPARATE ACCOUNTS

Know all men by these presents that Brenda K. Clancy, whose signature appears below, constitutes and appoints Craig D. Vermie, her attorney-in-fact, with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Western Reserve Life Assurance Co. of Ohio, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or substitute, may do or cause to be done by virtue hereof.


                                              /s/ Brenda K. Clancy
                                              ----------------------------------
                                              Brenda K. Clancy
                                              Director
                                              Western Reserve Life Assurance Co.
                                              of Ohio

         8/15/03
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                SEPARATE ACCOUNTS

Know all men by these presents that Allan J. Hamilton, whose signature appears below, constitutes and appoints Craig D. Vermie, and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Western Reserve Life Assurance Co. of Ohio, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                              /s/ Allan J. Hamilton
                                              ----------------------------------
                                              Allan J. Hamilton
                                              Vice President
                                              Western Reserve Life Assurance Co.
                                              of Ohio

         8/15/003
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                SEPARATE ACCOUNTS

Know all men by these presents that Craig D. Vermie, whose signature appears below, constitutes and appoints Brenda K. Clancy, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Western Reserve Life Assurance Co. of Ohio, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or substitute, may do or cause to be done by virtue hereof.


                                              /s/ Craig D. Vermie
                                              ----------------------------------
                                              Craig D. Vermie
                                              Vice President
                                              Western Reserve Life Assurance Co.
                                              of Ohio

         8/15/03
Date